UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2014

IHEARTMEDIA CAPITAL I, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-158279-36	27-0263715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 22, 2014, iHeartMedia Capital I, LLC filed a Current Report on Form 8-K with the Securities and Exchange Commission to report pacing data previously reported by its subsidiary, iHeartCommunications, Inc. (formerly known as Clear Channel Communications, Inc.) (“iHeart”), for iHeart’s iHeartMedia, Americas Outdoor advertising and International Outdoor advertising segments. This Amendment to Current Report on Form 8-K/A is filed to amend and restate that pacing data.

Through September 19, 2014, revenues for iHeart’s iHeartMedia segment were pacing up 2.5%, with core stations pacing up 1.3%. Pacings for the Americas Outdoor advertising and International Outdoor advertising segments were down 0.8% and up 4.5%, respectively.

All other portions of such Current Report on Form 8-K and Exhibit 99.1 thereto remain as originally filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA CAPITAL I, LLC

Date: September 22, 2014	By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and Assistant Secretary